================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|_|     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
        (AS PERMITTED BY RULE 14A-6(E)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12



                          ALLIANCE PHARMACEUTICAL CORP.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction
                 applies:
                 ______________________________________________________________

        (2)      Aggregate number of securities to which transaction applies:
                 ______________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ______________________________________________________________

         (4)     Proposed maximum aggregate value of transaction:

                 ______________________________________________________________

         (5)     Total fee paid:
                 ______________________________________________________________

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|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:
                 ______________________________________________________________

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                 ______________________________________________________________

         (3)     Filing Party:
                 ______________________________________________________________

         (4)     Date Filed:
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

                          ALLIANCE PHARMACEUTICAL CORP.
                     4660 LA JOLLA VILLAGE DRIVE, SUITE 825
                           SAN DIEGO, CALIFORNIA 92122

                             ----------------------
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 10, 2005
                             ----------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Alliance Pharmaceutical Corp., a New York corporation (the "Company" or the "Corporation"), will be held at 10:00 a.m., local time, on Thursday, November 10, 2005, at the Embassy Suites Hotel, located at 4550 La Jolla Village Drive, San Diego, California 92122, for the purpose of considering and voting upon:

                  (a) the election of six directors to the Company's Board of Directors (the "Board") to serve until our 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and

                  (b) the transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof.

         Stockholders of record at the close of business on September 30, 2005 (the "Record Date"), shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof; provided, however, that the stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal set forth above. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                           By Order of the Board of Directors,

                                           DUANE J. ROTH, Chairman

Dated: San Diego, California
            October 10, 2005

                          ALLIANCE PHARMACEUTICAL CORP.
                     4660 LA JOLLA VILLAGE DRIVE, SUITE 825
                           SAN DIEGO, CALIFORNIA 92122

                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

         GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alliance Pharmaceutical Corp. (the "Company" or the "Corporation") to be voted at the Annual Meeting of stockholders to be held on Thursday, November 10, 2005, at 10:00 a.m., local time, at the Embassy Suites Hotel, located at 4550 La Jolla Village Drive, San Diego, California 92122, and at any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.

         The mailing address of the principal executive offices of the Corporation is 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122 (telephone number 858-410-5200). The enclosed proxy and this proxy statement are being first sent to stockholders of the Corporation on or about October 11, 2005. The Corporation's 2005 Annual Report to Stockholders, which includes the Corporation's Annual Report for the year ended June 30, 2005 on Form 10-KSB, is being mailed to stockholders concurrently with this Proxy Statement. The 2005 Annual Report to Stockholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

         VOTING RIGHTS AND SOLICITATION

         The Board of Directors has fixed the close of business on September 30, 2005 as the record date for the determination of stockholders of the Corporation entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on the record date, an aggregate of 34,829,827 shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock") were issued and outstanding and entitled to one vote on each matter to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are not counted for the purpose of determining the presence or absence of a quorum.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

         In voting with regard to the proposal to elect directors, stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by the proposal to elect directors is governed by New York law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with New York law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION. STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THE PERSONS NAMED IN THE PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Shares represented by properly executed proxies received by the Corporation will be voted at the Annual Meeting in the manner specified therein or, if no specification is made, FOR the election of the directors, as described in this proxy statement.

         Any proxy given by a stockholder pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised, by written notification delivered to the Secretary of the Corporation, by voting in person at the Annual Meeting, or by executing another proxy bearing a later date.

         Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Corporation personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. Banks, brokers, nominees, and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of common stock. The costs of soliciting proxies will be borne by the Corporation.

         It is expected that the following business will be considered at the Annual Meeting and action taken thereon:

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until the election and qualification of their respective successors. The Board of Directors, upon recommendation of the Corporation's President and Chief Executive Officer, has nominated Pedro Cuatrecasas, M.D., Carroll O. Johnson, Stephen M. McGrath, Jean
G. Riess, Ph.D., Duane J. Roth, and Theodore D. Roth, all of whom are currently directors of the Corporation.

         Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for these nominees. If, for any reason, any of the nominees should be unable to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee will be unable to serve as a director.

         Set forth below is certain information with respect to each nominee as of October 10, 2005:

NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------

Name                                     Position                                              Age
-----------------------                  -----------------------------------------------       ---
Duane J. Roth                            Chairman, President and Chief Executive Officer       55
Pedro Cuatrecasas, M.D.                  Director                                              69
Carroll O. Johnson                       Director                                              72
Stephen M. McGrath                       Director                                              70
Jean G. Riess, Ph.D.                     Director                                              69
Theodore D. Roth                         Director                                              54

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS
--------------------------------------------

         DUANE J. ROTH. Mr. Roth has served as a director of the Corporation since 1985. He has served as Chief Executive Officer of the Corporation since 1985 and as Chairman since October 1989. Prior to joining the Corporation, Mr. Roth served as President of Analytab Products, Inc., an American Home Products company (now Wyeth) involved in manufacturing and marketing medical diagnostics, pharmaceuticals and devices. For the previous ten years, he was employed in various sales, marketing and general management capacities with Ortho Diagnostic Systems, Inc., a Johnson & Johnson company, which is a manufacturer of diagnostic and pharmaceutical products. Mr. Roth's brother, Theodore D. Roth, is a director of the Corporation.

         PEDRO CUATRECASAS, M.D. Dr. Cuatrecasas was elected as a director of the Corporation in August 1996. He has over 20 years of experience in the pharmaceutical industry. Dr. Cuatrecasas retired from the positions of Vice President of Warner-Lambert Company and President, Parke-Davis Pharmaceutical Research on December 31, 1996, positions he had held since 1989. During the previous four years, he had been Senior Vice President of Research and Development and Director of Glaxo, Inc. For the prior ten years, he was Vice President of Research, Development and Medical and Director of Burroughs Wellcome Company. Dr. Cuatrecasas is a member of the National Academy of Sciences and the Institute of Medicine. He is currently an independent consultant in pharmaceutical research, an Adjunct Professor in Medicine and Pharmacology at the University of California in San Diego. He received his M.D. from Washington University School of Medicine.

         CARROLL O. JOHNSON. Mr. Johnson has served as a director of the Corporation since 1989. In 2004, he retired as President of Research Management, Inc. ("RMI"), an independent contract research organization that provided services to the pharmaceutical industry. Previously, he served for 25 years in various research, sales and marketing positions with several pharmaceutical companies, including Pharmacia Laboratories, Inc., where he created a national sales force that introduced three major products.

         STEPHEN M. MCGRATH. Mr. McGrath has served as a director of the Corporation since 1989. In May 1998, he retired as Executive Vice President of CIBC World Markets, Inc. and as the Director of its Corporate Finance Department. For the eleven years prior to his employment by CIBC Oppenheimer in 1983, he held various executive positions with Warner-Lambert Company. Before joining Warner-Lambert, Mr. McGrath was Controller and Assistant Treasurer of Sterling Drug, Inc. and a certified public accountant for Price Waterhouse & Co.

         JEAN G. RIESS, PH.D. Professor Riess has served as a director of the Corporation since 1989. Until his retirement in 1996, he had been the Director of Laboratoire de Chimie Moleculaire at the University of Nice for over 20 years. He has been an active researcher since receiving a Ph.D. from the University of Strasbourg, with numerous patents and over 300 publications. For more than 20 years, Dr. Riess has focused on chemistry related to perfluorochemical emulsions for medical application. He has directed research in synthesis of tailored perfluorochemicals, in emulsion technology, in synthesis of fluorinated surfactants, in the physical chemistry of emulsion stabilization and in surfactant self-aggregation.

         THEODORE D. ROTH. Mr. Roth has served as a director of the Corporation since 1998. He has been a Managing Director of Roth Capital Partners, LLC, an investment-banking firm, since 2003. For more than 15 years prior, Mr. Roth was employed by the Corporation, most recently serving as President and Chief Operating Officer. He received his J.D. from Washburn University and an LL.M. in Corporate and Commercial Law from the University of Missouri in Kansas City. He is the brother of Duane J. Roth, the Chairman and Chief Executive Officer of the Corporation.

COMPENSATION OF DIRECTORS
-------------------------

         Directors of the Corporation do not receive cash compensation for attendance at Board of Directors' meetings or committee meetings. Non-qualified stock options are awarded to non-employee directors pursuant to the Formula Stock Option Plan for Non-Employee Directors of the Corporation (the "Directors' Formula Option Plan"). Options under the Directors' Formula Option Plan are granted under and subject to our 1991 Stock Option Plan, 2000 Stock Option Plan and 2001 Stock Option Plan. The options have a term of ten years from the date of grant and are exercisable at a price per share equal to the fair market value of a share of common stock on the date of grant. Each non-employee director (i) upon his initial election, shall automatically be granted an option to acquire 5,000 shares of common stock which shall be exercisable in four installments of 1,250 shares each with the first installment being at his initial election and the remaining installments becoming exercisable on the date of each annual meeting of the Board of Directors thereafter that such person is a director, until fully exercisable, and (ii) upon the third annual meeting following his initial election and each annual meeting thereafter that such person remains a non-employee director, shall automatically be granted an option to acquire 1,500 shares of common stock. Except as otherwise described above, all options are immediately exercisable in full on the date of grant.

         On January 12, 2005, each director of the Corporation who was not an employee of the Corporation received a one-time grant of an option to purchase 50,000 shares of the Corporation's common stock at an exercise price of $0.29 per share.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS
-------------------------------------------------

         During the fiscal year ended June 30, 2005, there were four regular and five special meetings of the Board of Directors. In addition, during the fiscal year ended June 30, 2005, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Corporation also encourages all members of the Board to attend the Corporation's annual meeting of stockholders each year. Five members of the Board attended the Corporation's 2004 Annual Meeting.

         Stockholders may communicate with members of the Corporation's Board by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at 4660 La Jolla Village Drive, Suite 825, San Diego, CA 92122.

         The Board has also established an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

         EXECUTIVE COMMITTEE

         The Executive Committee was established to act when the full Board of Directors is unavailable. It has all the authority of the Board between meetings of the entire Board as to matters, which have not been specifically delegated to other committees of the Board, except the authority that by law cannot be delegated by the Board of Directors. The members of the Executive Committee are Dr. Cuatrecasas and Mr. D. Roth.

         COMPENSATION COMMITTEE

         The Compensation Committee advises and makes recommendations to the Board of Directors regarding matters relating to the compensation of directors, officers and senior management. The members of the Compensation Committee are Dr. Cuatrecasas and Messrs. Johnson and McGrath.

         AUDIT COMMITTEE

         The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting. The Audit Committee is composed of Messrs. Johnson and McGrath. Our audit committee financial expert is Mr. McGrath. All members of the Audit Committee are independent (as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended and as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD") listing standards). The Audit Committee has adopted a written Audit Committee Charter, which requires that the Corporation's Audit Committee be comprised of three (3) members. Therefore, the Corporation is actively searching for an alternative independent director who is willing to serve on this committee.

         NOMINATING COMMITTEE

         The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Corporation's Board of Directors and committees thereof. The Nominating Committee is composed of Dr. Riess and Mr. Johnson. All members of the Nominating Committee are independent of management (as independence is defined in the NASD listing standards). The Nominating Committee has not adopted a written Nominating Committee Charter.

         When considering a potential candidate for membership on the Corporation's Board of Directors, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Corporation's Board of Directors by a stockholder. The Nominating Committee has not received any recommendations from any of the Corporation's stockholders in connection with the Annual Meeting.

         The Nominating Committee will consider shareholder nominations for directors submitted in accordance with the following procedure: A notice relating to the nomination must be timely given in writing to the Secretary of the Corporation prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described under "Future Proposals by Stockholders." Such notice must be accompanied by the nominee's written consent, contain information relating to the business, experience and background of the nominee, and contain information with respect to the nominating stockholder and persons acting in concert with the nominating stockholder.

                           RECOMMENDATION OF THE BOARD
                           ---------------------------

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended June 30, 2005 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and any other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee received from Corbin & Company, LLP written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 and considered the compatibility of non-audit services with the auditor's independence.

         The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the Corporation's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2005 for filing with the Securities and Exchange Commission (the "SEC").

                  Stephen M. McGrath, Audit Committee Chairman
                   Carroll O. Johnson, Audit Committee Member

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Ernst & Young LLP served as independent auditors for the Corporation for the first half of fiscal year ended June 30, 2005. Corbin & Company, LLP served as independent auditors for the Corporation for the last half of fiscal year ended June 30, 2005. The following table sets forth the aggregate fees billed by Ernst & Young LLP and Corbin & Company, LLP for services performed during the fiscal years ended June 30, 2005 and 2004, respectively:

                                              2005                     2004
                                            --------                  -------
AUDIT FEES                                  $ 84,003                  $87,268
AUDIT-RELATED FEES                               750                    1,965
TAX FEES                                      30,500                        -
ALL OTHER FEES                                29,070                        -
                                            --------                  -------
                                            $144,323                  $89,233
                                            ========                  =======

         Audit-related fees included accounting consultations. All other fees included fees incurred related to the filing of Form SB-2 and the audits of the Company's 401(k) Plan for the years ended December 31, 2002, 2003 and 2004.

         The Audit Committee believes that all services rendered to the Corporation by Ernst & Young LLP and Corbin & Company, LLP were compatible with maintaining Ernst & Young's and Corbin & Company's independence.

         The Corporation has not retained Corbin & Company, LLP to perform services in connection with (a) operating or supervising the operation of the Corporation's financial information system or managing the Corporation's local area network, or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

         Representatives of Corbin & Company, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Dr. Jean Riess was engaged by the Corporation to assist in the discussions with Beijing Double-Crane Pharmaceutical Co., Ltd. and to present at the International Symposium on Blood Substitutes. During fiscal 2005, the Corporation paid him $16,000 in compensation.

         Roth Capital Partners, LLC ("Roth Capital") has provided financial advisory services to the Corporation from time to time. In June 2004, Roth Capital functioned as the placement agent in connection with the sale of 31,427,137 shares of common stock and warrants to purchase 23,570,357, resulting in gross proceeds to the Corporation of approximately $11 million. Roth Capital received $768,000 as a fee for its services in connection with this transaction and a warrant to purchase 1,571,357 shares of the Corporation's common stock. Byron Roth, Chairman and majority owner of Roth Capital, is the brother of Duane
J. Roth. Theodore D. Roth is the brother of Duane J. Roth and is employed by Roth Capital.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of a registered class of the Corporation's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Corporation believes that all reporting requirements under Section 16(a) for the 2005 fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Corporation's executive officers as of October 10, 2005:

Name                        Position                                      Age
----------------            ------------------------------------          ---
Duane J. Roth               Chairman and Chief Executive Officer          55
Edward C. Hall              Chief Financial Officer                       64
John E. Wurst               General Counsel and Secretary                 39


BIOGRAPHICAL INFORMATION
------------------------

         DUANE J. ROTH. Mr. Roth has been Chairman of the Corporation since October 1989 and Chief Executive Officer since 1985. See "Election of Directors" for additional biographical information on Mr. Roth.

         JOHN E. WURST. Mr. Wurst has served as the Corporation's Secretary and General Counsel since March 2004. He has been an employee of the Corporation since 1999. Mr. Wurst received his J.D. from Creighton University School of Law and an LL.M. in Intellectual Property from the George Washington University School of Law.

         EDWARD C. HALL. Mr. Hall has been the Corporation's Chief Financial Officer since August 2004, on a part-time basis. Mr. Hall has held senior financial executive positions with both public and privately held life sciences and technology companies for over 25 years. Prior to his appointment as our Chief Financial Officer, he served as Vice President and Chief Financial Officer of Chromagen, Inc, a private biotech tools company that develops proteomic and genomic assays for use in drug discovery. Prior to that Mr. Hall was Vice President, Finance and Chief Financial Officer of Cytel Corporation, a public biotech company and developer of anti-inflammatory drugs. Prior to that, Mr. Hall was Vice President, Finance and Chief Financial Officer of Medical Device Technologies, a public medical device company. Mr. Hall is a Partner of Tatum CFO Partners, LLP.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS

         The following table sets forth certain information regarding the beneficial ownership of the Corporation's common stock as of September 15, 2005 by: (i) each person (or group of affiliated persons) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of the Corporation's common stock; (ii) each of the Corporation's directors; (iii) the Corporation's executive officers serving as of June 30, 2005 whose salaries plus bonus for fiscal 2005 exceeded $100,000 (the "Named Executive Officers"); and
(iv) all of the Corporation's directors and the executive officers as a group.

                                                    AMOUNT AND NATURE OF BENEFICIAL          PERCENTAGE OF CLASS
              NAME AND ADDRESS (1)                           OWNERSHIP (2)                    BENEFICIALLY OWNED
     ----------------------------------------      ----------------------------------    -----------------------------
     EXECUTIVE OFFICERS AND DIRECTORS:
       Duane J. Roth                                         1,282,628 (4)                          3.56%
       Pedro Cuatrecasas, M.D.                                 111,600 (5)                            *
       Carroll O. Johnson                                       98,500 (6)                            *
       Stephen M. McGrath                                    1,077,908 (7)                          3.05%
       Jean G. Riess, Ph.D.                                    133,447 (8)                            *
       Theodore D. Roth                                        254,800 (9)                            *
       John E. Wurst                                           104,805 (10)                           *
       All directors and executive  officers                 3,068,688                              8.26%
        as a group (8 persons)

     5% STOCKHOLDERS:
       MicroCapital Fund LP                                  3,865,500 (11)                         9.99%
       MicroCapital Fund Ltd.                                3,052,000 (12)                         8.06%
       Biomedical Value Fund, L.P.                           3,865,500 (13)                         9.99%
       Biomedical Offshore Value Fund, Ltd.                  3,488,000 (14)                         9.10%
       MedCap Partners, L.P.                                 3,865,500 (15)                         9.99%
       Xmark Fund, L.P.                                      3,655,424 (16)                         9.99%
       Xmark Fund, Ltd.                                      3,655,424 (17)                         9.99%
       Brown Simpson Partners I, Ltd.                        3,865,500 (18)                         9.99%
       Technology Gateway Partnership, L.P.                  3,865,500 (19)                         9.99%
       Special   Situations  Private  Equity                 4,533,300 (20)                        11.52%
       Fund, L.P.
       Roth Capital Partners, LLC                            3,007,356 (21)                         8.03%

          *  Indicates ownership of less than 1% of outstanding shares.

-------------------
(1) The address of each of the executive officers, directors and nominees for director is c/o Alliance Pharmaceutical Corp., 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122.

(2) Each person listed or included in the group has sole voting power and sole investment power with respect to the shares owned by such person, except as indicated below.

(3) Shares subject to options and warrants currently exercisable or exercisable within 60 days after September 15, 2005 are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding.

(4) Consists of (i) 86,742 shares owned by Mr. D. Roth, (ii) 180,400 shares subject to options granted by the Company under its 1991 Stock Option Plan (the "1991 Plan"), (iii) 235,250 shares subject to options granted by the Company under its 2000 Stock Option Plan (the "2000 Plan"), (iv) 750,000 shares subject to options granted by the Company under its 2001 Stock Option Plan (the "2001 Plan"), (v) 28,571 shares subject to warrants, and (vi) 1,665 shares owned by Mr. Roth's spouse.

(5) Consists of (i) 14,600 shares owned by Dr. Cuatrecasas, (ii) 20,000 shares subject to options granted by the Company under the 1991 Plan,
         (iii) 39,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 37,500 shares subject to options granted by the Company under the 2001 Plan.

(6) Consists of (i) 5,000 shares owned by Mr. Johnson, (ii) 16,500 shares subject to options granted by the Company under the 1991 Plan, (iii) 39,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 37,500 shares subject to options granted by the Company under the 2001 Plan.

(7) Consists of (i) 612,301 shares owned by Mr. McGrath, (ii) 368,107 shares subject to warrants, (iii) 20,500 shares subject to options granted by the Company under the 1991 Plan, (iv) 39,500 shares subject to options granted by the Company under the 2000 Plan, and (v) 37,500 shares subject to options granted by the Company under the 2001 Plan.

(8) Consists of (i) 15,947 shares owned by Dr. Riess, (ii) 40,500 shares subject to options granted by the Company under the 1991 Plan, (iii) 39,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 37,500 shares subject to options granted by the Company under the 2001 Plan.

(9) Consists of (i) 4,900 shares owned by Mr. T. Roth (ii) 184,400 shares subject to options granted by the Company under the 1991 Plan, (iii) 28,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 37,500 shares subject to options granted by the Company under the 2001 Plan.

(10) Consists of (i) 16,055 shares subject to options granted by the Company under the 1991 Plan, and (ii) 88,750 shares subject to options granted by the Company under the 2001 Plan.

(11) Consists of 3,865,500 shares of common stock issuable upon conversion of a note. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,232,000.

(12) Consists of 3,052,000 shares of common stock issuable upon conversion of a note.

(13) Consists of 3,865,500 shares of common stock issuable upon conversion of a note. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,232,000.

(14) Consists of 3,488,000 shares of common stock issuable upon conversion of a note.

(15) Consists of 3,865,500 shares of common stock issuable upon conversion of a note. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 6,540,000.

(16) Includes (i) 1,759,500 shares of common stock issuable upon conversion of a note held by Xmark Fund, L.P. ("Xmark LP"); and (ii) 1,760,500 shares of common stock issuable upon conversion of a note held by Xmark Fund, Ltd. ("Xmark Ltd."). Xmark Asset Management, LLC ("XAM"), serves as investment manager for each of Xmark LP and Xmark Ltd, as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark LP and Xmark Ltd. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,839,424. Each of Xmark LP and Xmark Ltd. disclaims beneficial ownership over the 5,500,000 shares of common stock beneficially owned by Brown Simpson Partners I, Ltd., over which XAM also serves as investment manager.

(17) Includes (i) 1,760,500 shares of common stock issuable upon conversion of a note held by Xmark Ltd.; and (ii) 1,759,500 shares of common stock issuable upon conversion of a note held by Xmark LP. XAM serves as investment manager for each of Xmark LP and Xmark Ltd, as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark LP and Xmark Ltd. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,839,424. Each of Xmark LP and Xmark Ltd. disclaims beneficial ownership over the 5,500,000 shares of common stock beneficially owned by Brown Simpson Partners I, Ltd., over which XAM also serves as investment manager.

(18) Includes (i) 3,865,500 shares of common stock issuable upon exercise of warrants held by Brown Simpson Partners I, Ltd. XAM serves as investment manager for Brown Simpson Partners I, Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 152 West 57th Street, 21st Floor, New York, New York 10019, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Brown Simpson Partners I, Ltd. Brown Simpson Partners I, Ltd. disclaims beneficial ownership over the 5,839,424 shares of common stock beneficially owned by Xmark LP and Xmark Ltd., over which XAM also serves as investment manager. The stockholder has contractually agreed to restrict its ability to exercise warrants such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,500,000.

(19) Includes 1,088,400 shares of common stock issuable upon conversion of a note. The stockholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the stockholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the stockholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 4,680,000.

(20) Includes 4,349,100 shares of common stock issuable upon conversion of a note.

(21) Includes 2,594,397 shares of common stock issuable upon exercise of warrants and 13,695 shares of common stock and 10,000 shares of common stock issuable upon exercise of warrants held by Gordon Roth, Chief Operating Officer of Roth Capital Partners, LLC ("Roth Capital"). Roth Capital has served as placement agent for several of our equity financings. Duane Roth, our Chairman and Chief Executive Officer, is the brother of Byron Roth, Chairman and majority owner of Roth Capital, Gordon Roth and Theodore Roth. Theodore Roth, Managing Director, Corporate Finance of Roth Capital was our President and Chief Operating Officer until December 31, 2002, and he is currently one of our directors.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive
Officers:

                                              SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                        ANNUAL COMPENSATION              AWARDS
                                                  -------------------------------    --------------

                                                                                      SECURITIES
                                                                                      UNDERLYING
                                                                                     OPTIONS/SARS         ALL OTHER
    NAME AND PRINCIPAL POSITION           YEAR         SALARY         BONUS (A)           (#)           COMPENSATION
------------------------------------    ---------    -----------     ------------    --------------    --------------
Duane J. Roth                             2005        $188,000           $-            1,000,000        $74,000 (b)
   Chairman and Chief Executive           2004        $228,460           $-              180,000             $-
   Officer                                2003        $118,370           $-                -                 $-

John E. Wurst                             2005        $173,000           $-              100,000             $-
   Secretary and General Counsel          2004        $165,600           $-                75,000            $-

--------------------
(a) The Board of Directors has determined that, as in fiscal year 2003 and 2004, there will be no executive bonuses for fiscal year 2005.

(b) Consists of $74,000 in vacation pay that had accrued in favor of Mr. D. Roth and that was paid out to Mr. D. Roth in accordance with the Company's policies for full-time employees who transition to part-time and become ineligible for company benefits.

EMPLOYMENT AGREEMENTS
---------------------

         None

OPTION GRANTS IN THE LAST FISCAL YEAR
-------------------------------------

         The following table provides information concerning individual grants of stock options during fiscal 2005 to the Named Executive Officers. The exercise prices in each case equal the last reported sales price per share of the Corporation's common stock as reported by the Over-the-Counter Bulletin Board on the date of grant. The percentage of total options granted to the Corporation's employees in the last fiscal year is based on options to purchase an aggregate of 1,617,500 shares of common stock granted under the Corporation's option plans to all of our employees in fiscal 2005:

                              NUMBER OF SHARES OF        PERCENT OF TOTAL
                                 COMMON STOCK            OPTIONS GRANTED       EXERCISE
                              UNDERLYING OPTIONS         TO EMPLOYEES IN        PRICE      EXPIRATION
NAME                              GRANTED (#)            LAST FISCAL YEAR       ($/SH)        DATE
-----------------------       -------------------        -----------------     --------    -----------
Duane J. Roth                      1,000,000                   62%              $0.29      1/12/2015
John E. Wurst                        100,000                    6%              $0.29      1/12/2015

FISCAL YEAR END OPTION VALUES
-----------------------------

         The Corporation has granted options to its executive officers under its 1983 Incentive Stock Option Plan (which plan expired on October 1, 1993), its 1983 Non-Qualified Stock Option Program (which plan expired on February 25,
1999), its 1991 Stock Option Plan (which plan expired on November 7, 2001), its 2000 Stock Option Plan and its 2001 Stock Option Plan.

         No options were exercised by any of the Named Executive Officers during the 2005 fiscal year. In addition, no stock appreciation rights were exercised by any of the Named Executive Officers during the 2005 fiscal year.

         The following table sets forth the number of shares of the Corporation's common stock subject to exercisable and unexercisable stock options that the Named Executive Officers held at June 30, 2005:

                                NUMBER OF SECURITIES UNDERLYING             VALUE OF UNEXERCISED IN-THE-MONEY
NAME                         UNEXERCISED OPTIONS AT FISCAL YEAR END            OPTIONS AT FISCAL YEAR END
-----------------------      -------------------------------------       -------------------------------------
                                  EXERCISABLE      UNEXERCISABLE             EXERCISABLE       UNEXERCISABLE
Duane J. Roth                       915,650           517,150                    $-                 $-
John E. Wurst                        84,180           116,020                  $1,125             $1,125

                                 OTHER BUSINESS

         Management knows of no other matters that may be presented to the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                        FUTURE PROPOSALS BY SHAREHOLDERS

         Any proposal which a shareholder of the Corporation wishes to have included in the proxy statement and proxy relating to the Corporation's 2006 Annual Meeting, pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Corporation at its executive offices no later than August 25, 2006, and must otherwise comply with the requirements of Rule 14a-8. Stockholder proposals submitted outside the processes of Rule 14a-8 will also be considered untimely if submitted after August 25, 2006. The address of the Corporation's executive office is 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122.

                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Corporation's Annual Report on Form 10-KSB for the year ended June 30, 2005 is included in the Corporation's 2005 Annual Report to Stockholders. A copy of the Corporation's 2005 Annual Report to Stockholders has been mailed to all stockholders along with this Proxy Statement. Stockholders may obtain additional copies of the Corporation's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to the Corporation, 4660 La Jolla Village Drive, Suite 825, San Diego, California 92122, Attention: Corporate Communications.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                            By Order of the Board of Directors,

                                            Duane J. Roth, Chairman
Date: October 10, 2005
      San Diego, California

                                                            VOTE BY INTERNET - WWW.PROXYVOTE.COM
ALLIANCE PHARMACEUTICAL CORP.                               Use the Internet to transmit your voting instructions and
4660 LA JOLLA VILLAGE DRIVE, SUITE 825                      for electronic delivery of information up until 11:59
SAN DIEGO, CA 92122                                         P.M. Eastern Time the day before the cut-off date or
                                                            meeting date. Have your proxy card in hand when you
                                                            access the web site.

                                                            VOTE BY PHONE - 1-800-690-6903 Use any touch-tone
                                                            telephone to transmit your voting instructions up until
                                                            11:59 P.M. Eastern Time the day before the cut-off date
                                                            or meeting date. Have your proxy card in hand when you
                                                            call and then follow the simple instructions the Vote
                                                            Voice provides you.

                                                            VOTE BY MAIL - Mark, sign and date your proxy card and
                                                            return it in the postage-paid envelope we've provided or
                                                            return to Alliance Pharmaceutical Corp., c/o ADP, 51
                                                            Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE                                                 KEEP THIS PORTION FOR YOUR RECORDS
OR BLACK INK AS FOLLOWS:
                                                                                  DETACH AND RETURN THIS PORTION ONLY

                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIANCE PHARMACEUTICAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS

PROPOSAL 1.  ELECTION OF DIRECTORS: To elect the six (6) nominees for Director listed below.

01)     Dr. Pedro Cuatrecasas    05)    Duane J. Roth        FOR     WITHHOLD     FOR ALL   To withhold  authority to
02)     Carroll O. Johnson       06)    Theodore D. Roth     ALL       ALL        EXCEPT    vote  for any  individual
03)     Stephen M. McGrath                                   |_|       |_|          |_|     nominee,  mark  "For  All
04)     Dr. Jean G. Riess                                                                   Except"   and  write  the
                                                                                            nominee's  number  on the
                                                                                            line below.
                                                                                            _________________________

2.       OTHER MATTERS: A majority of the Directors will determine how to vote this proxy with respect to any other matters which may properly come before the meeting or any adjournment thereof.

3.       PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

For address changes, please check this box      |_|
and write them on the back where indicated


Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report to Stockholders of the Corporation is hereby acknowledged.

_________________________________________________________        ___________________________________________________

Signature [PLEASE SIGN WITHIN BOX]             Date              Signature (Joint Owners)                Date

====================================================================================================================

__________________________________________________________________________________________

====================================================================================================================

                                            ALLIANCE PHARMACEUTICAL CORP.

                            Annual Meeting of Stockholders to be held November 10, 2005
                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints Carroll O. Johnson, Stephen M. McGrath and
Duane J. Roth, and each of them the proxies of the undersigned with full power of substitution, with respect to all of the shares of stock of ALLIANCE PHARMACEUTICAL CORP., a New York corporation (the "Corporation"), which the undersigned is entitled to vote at the Corporation's Annual Meeting of Stockholders to be held at 10:00 a.m., San
Diego time, on Thursday, November 10, 2005, and at any adjournment thereof.

P

R

O        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
         STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1
X

Y

         __________________________________________________________________________________________________________
         Address Change:

         __________________________________________________________________________________________________________

         __________________________________________________________________________________________________________
               (If you noted any Address Changes above, please mark corresponding box on the reverse side.)

                           (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)